                                                                  EXECUTION COPY
                                                      Proprietary & Confidential

                                 LOAN AGREEMENT

                            Dated as of June 27, 2001

                                      Among

               WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
            not in its individual capacity but solely as Trustee of
                        RAC Distribution Statutory Trust

                                   as Trustee,

                           THE PERSONS NAMED HEREIN,

                                as Note Holders,

                                       and

                              CITICORP USA, INC.,

                                    as Agent


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                                                                  Loan Agreement
                                                    Proprietary and Confidential

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

PRELIMINARY STATEMENT......................................................... 1

ARTICLE I DEFINITIONS ........................................................ 1

ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES ................................. 2
   2.01. The Advances ........................................................ 2
   2.02. The Notes ........................................................... 2
   2.03. Interest ............................................................ 2
   2.04. Payment ............................................................. 2
   2.05. Maturity Date ....................................................... 2
   2.06. Expiration of the Commitment ........................................ 2
   2.07. Use of Proceeds ..................................................... 3
   2.08. Evidence of Debt .................................................... 3
   2.09. Prepayment .......................................................... 3
   2.10. Non-Recourse Obligations ............................................ 3
   2.11. Transfer and Exchanges............................................... 3
   2.12. Additional Costs .................................................... 4
   2.13. Taxes; Indemnification, Etc ......................................... 4
   2.14. Exculpation of the Trustee .......................................... 4

ARTICLE III CONDITIONS OF LENDING............................................. 4
   3.01. Conditions Precedent to Funding on the Funding Date ................. 4

ARTICLE IV REPRESENTATIONS AND WARRANTIES .................................... 4
   4.01. Representations and Warranties of the Trustee ....................... 4

ARTICLE V COVENANTS OF THE TRUSTEE............................................ 4
   5.01. Covenants ........................................................... 4
   5.02. Reporting Requirements .............................................. 5

ARTICLE VI EVENTS OF DEFAULT.................................................. 6
   6.01. Events of Default ................................................... 6
   6.02. Remedies............................................................. 6
   6.03. Power of Attorney.................................................... 7

ARTICLE VII TRUSTEE REPLACEMENT EVENT......................................... 7
   7.01. Trustee Replacement Event ........................................... 7
   7.02. Right to Replace Trustee ............................................ 8

ARTICLE VIII MISCELLANEOUS ................................................... 8
   8.01. Amendments, Etc...................................................... 8
   8.02. Notices, Etc. ....................................................... 8
   8.03. No Waiver; Remedies ................................................. 8

                                        i
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                                                                  Loan Agreement
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   8.04. Governing Law ....................................................... 8
   8.05. Execution in Counterparts ........................................... 8
   8.06. Interest ............................................................ 9

Schedule I - Note Holders

Exhibit A - Form of A-Note

Exhibit B - Form of B-Note


                                       ii
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                                                                  Loan Agreement
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                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT dated as of June 27, 2001 (this "Agreement") is among Wells Fargo Northwest, National Association, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust (the "Trustee"), the Persons named as Note Holders on Schedule I hereto and/or any assignee thereof permitted pursuant to the Participation Agreement and who shall, from time to time, become a party to this Agreement pursuant to the terms hereof (collectively, the "Note Holders"), and Citicorp USA, Inc., as agent for the Note Holders (the "Agent") (together with any successor appointed pursuant to Article VIII of the Participation Agreement).

                              PRELIMINARY STATEMENT

     (1) The Trustee desires to finance the acquisition of (i) a fee interest in two certain parcels of land located in Perryman, Maryland, and a fee interest in certain improvements thereon and (ii) a leasehold interest in a certain parcel of land located in Lancaster, California, and a fee interest in certain improvements located thereon, all as described in the Participation Agreement dated as of the date hereof among Rite Aid Realty Corp., Wells Fargo Northwest, National Association, not in its individual capacity but solely as Trustee, Rite Aid Corporation, the Note Holders, the Certificate Holders, and the Agent (the "Participation Agreement").

     (2) The Trustee has requested that the Note Holders lend to the Trustee up to $_________, which amount together with the aggregate Equity Investments by the Certificate Holders of up to $________ will be used to finance the acquisition of the property described above.

     (3) The Note Holders have indicated their willingness to lend the amounts requested by the Trustee on the terms and conditions of this Agreement and the other Operative Documents.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Agreement, the parties hereby agree to be bound as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Capitalized terms used but not otherwise defined in this Agreement have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Agreement.


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                                                                  Loan Agreement
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                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES

     Section 2.01. The Advances. Subject to the terms and conditions set forth in the Participation Agreement, each of the Note Holders agrees, severally and not jointly and severally to make an Advance on the Funding Date to the Agent for the account of the Trustee in an aggregate amount not to exceed its Note Commitment. Each Advance shall be made and disbursed in accordance with the procedures and requirements set forth in Article I of the Participation Agreement.

     Section 2.02. The Notes. The Advances made by the A-Note Holders shall be evidenced by promissory notes in substantially the form attached as Exhibit A hereto (each an "A-Note"). The Advances made by the B-Note Holders shall be evidenced by promissory notes in substantially the form attached as Exhibit B hereto (each a "B-Note" and together with the A-Notes, collectively, the "Notes"). The Notes shall be issued on the Funding Date in the aggregate amount of the respective Note Holder's Note Commitment to acquire A-Notes or B-Notes, as applicable.

     Section 2.03. Interest. The Notes shall bear interest on the then outstanding principal amount at the Applicable Rate and shall bear interest, to the extent permitted by Law, on any overdue principal, and interest at the Default Rate (computed, in each and every case, as provided in the Participation Agreement).

     Section 2.04. Payment. Interest only on the unpaid principal balance of the Notes from time to time outstanding shall be payable in arrears on each Payment Date until each such Note is paid in full; provided, however, that interest payable at the Default Rate shall be payable on demand. All payments of amounts due hereunder shall be made in the manner provided in Section 9.09 of the Participation Agreement. To the extent the Agent receives funds from the Lessee representing payments of Rent due under the Lease, such amounts shall be credited against payments otherwise due from the Trustee hereunder; provided, however, that, subject to Section 2.10, any failure of the Lessee to make such payments of Rent directly to the Agent shall not relieve, excuse or postpone the Trustee's obligations hereunder. In the event that the Base Term Expiration Date shall be on a date prior to the Maturity Date, the Notes shall be subject to mandatory prepayment in full on the Base Term Expiration Date.

     Section 2.05. Maturity Date. The Notes shall mature on June 27, 2005, subject to extension as provided in Section 5.09 of the Participation Agreement (the "Maturity Date").

     Section 2.06. Expiration of the Commitment. Unless earlier terminated in accordance with the provisions of the Operative Documents, the Note Commitment of each Note Holder shall automatically and permanently expire on the Funding Date and the Note Holders shall have no further obligation to fund additional Advances.

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     Section 2.07. Use of Proceeds . The proceeds of the Advances shall be available (and the Trustee agrees that it shall use such proceeds) solely to finance Acquisition Costs in accordance with the Operative Documents.

     Section 2.08. Evidence of Debt. The Agent shall maintain in accordance with its usual practice an account or accounts of the indebtedness of the Trustee to the Note Holders resulting from each Advance and evidenced by the Notes, including the amounts of principal and interest payable and paid to the Note Holders from time to time hereunder.

     Section 2.09. Prepayment. The Notes shall be prepaid to the extent and in the manner expressly permitted or required in Section 7.03 of the Participation Agreement.

     Section 2.10. Non-Recourse Obligations . Each Note Holder agrees that it will look solely to the Collateral for payment of any and all amounts due hereunder or under the other Operative Documents. No recourse to or against the Trustee or any employee, officer, director, incorporator, stockholder or agent of the Trustee shall be had for the payment of any amount owing by the Trustee under this Agreement or the other Operative Documents, or for the payment by the Trustee of any fee in respect hereof or any other obligation or claim of or against the Trustee arising out of or based upon this Agreement or the other Operative Documents.

     Section 2.11. Transfer and Exchanges. (a) Conditions to Transfer. The Notes may be transferred or exchanged only in accordance with Section 5.03 of the Participation Agreement.

     (b) Exchange Procedure. The Trustee shall mark on each such new Note (in this Section 2.11 called a "New Note") issued pursuant to Section 2.11(a) in exchange or in substitution for or in lieu of an outstanding Note (in this Section 2.11 called an "Old Note"), with information provided by the Agent (i) the date to which interest has been paid on the Old Note(s) and (ii) the amount of all payments and prepayments previously made on the Old Note(s), which are allocable to such New Notes. Interest shall be deemed to have been paid on such New Note to the date to which interest shall have been paid on the Old Note(s) and all payments and prepayments marked on such New Notes shall be deemed to have been made thereon.

     (c) Validity. Each New Note is sued in exchange or in substitution for an Old Note(s) pursuant to Section 2.11(a) shall be a valid obligation evidencing the same interest as such Old Note(s) or the portion thereof allocable to such New Note, and each and every New Note shall be entitled to the benefits and security of this Agreement and the other Operative Documents.

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     Section 2.12. Additional Costs. The Note Holders shall be entitled to the payment of Additional Costs in accordance with the provisions of the Operative Documents.

     Section 2.13. Taxes; Indemnification, Etc. The Note Holders shall be entitled to the benefits of Sections 5.04, 5.05 and 9.14 of the Participation Agreement with respect to taxes and indemnification.

     Section 2.14. Exculpation of the Trustee. It is expressly agreed, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, warranties, covenants, undertakings and agreements by the Trustee, or for the purpose or with the intention of binding the Trustee, personally, but are made and intended for the purpose of binding only the Trust Estate. No personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against the Trustee on account of this Agreement or on account of any representation, warranty, covenant, undertaking or agreement of the Trustee, whether expressed or implied herein, all such personal liability, if any, being expressly waived and released.

                                   ARTICLE III
                              CONDITIONS OF LENDING

     Section 3.01. Conditions Precedent to Funding on the Funding Date. The obligation of each Note Holder to make an Advance on the Funding Date is subject to the fulfillment of each of the conditions precedent as set forth in Section
2.01 of the Participation Agreement.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Section 4.01. Representations and Warranties of the Trustee. The Trustee hereby represents and warrants to the Note Holders and the Agent that each of the representations and warranties of the Trustee set forth in Section 3.04 of the Participation Agreement is true and correct on the Funding Date.

                                    ARTICLE V
                            COVENANTS OF THE TRUSTEE

     Section 5.01. Covenants. So long as any Advance shall remain unpaid or the Note Holders shall have any Note Commitment outstanding hereunder, the Trustee will not:

     (a) Change in Nature of Business. (i) Enter into any business other than the business of (A) acquiring, financing and leasing the Properties pursuant to the

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Participation Agreement and the Lease and (B) acquiring other assets and leasing such assets to other lessees having an unsecured credit rating of AA or better by S&P and AA2 or better by Moody's on the date of any such lease; provided such lease is a triple net lease substantially in the form of the Lease and on terms not significantly less favorable to the Lessor or (ii) become a party to any agreement other than this Agreement, the other Operative Documents to which it is a party and the other agreements specifically contemplated by this Agreement (including subsection 5.01(a)(i)(B)).

     (b) Liens, Etc. Create, incur or suffer to exist any Lessor Liens.

     (c) Disposition of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of directly or indirectly (or agree to any of the foregoing at a future time) all or any material portion of the Properties or any of its business or assets, whether now owned or hereafter acquired, other than as expressly specified or permitted in the Operative Documents.

     (d) Amendment, Etc. of Operative Documents. Cancel, terminate, amend, or waive any provision of, the Operative Documents without the prior written consent of the Majority Note Holders in accordance with Section 9.04 of the Participation Agreement.

     (e) Indebtedness. Contract for, create, incur or assume any indebtedness other than pursuant to or under the Operative Documents.

     Section 5.02. Reporting Requirements. So long as any Advance shall remain unpaid or the Note Holders shall have any Note Commitment outstanding hereunder, the Trustee will, unless the Note Holders shall otherwise consent in writing, furnish to the Agent:

     (a) Default Notice. As soon as possible and in any event within two (2) Business Days after an officer of the Trustee obtains actual knowledge thereof, a notice setting forth details of (i) any Default or Event of Default and (ii) any Trustee Replacement Event (as defined below) and the action that the Trustee has taken and proposes to take with respect thereto.

     (b) Other Notices. Promptly upon receipt thereof, copies of any other notices, requests and other documents received by the Trustee under or pursuant to any other Operative Document (other than those (i) issued or sent by the Agent or the Note Holders or (ii) otherwise delivered to the Agent pursuant to the Participation Agreement or the other Operative Documents).

     (c) Other Information. Such other information respecting any Property in the possession or control of the Trustee as any Note Holder, through the Agent, may from time to time reasonably request in writing identifying this

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                                                                  Loan Agreement
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Section 5.02(c), it being understood that the Trustee is under no obligation to expend any funds (other than for mailing and copying costs) to produce such information.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

     Section 6.01. Events of Default. The occurrence and continuance of any Event of Default under the Participation Agreement shall constitute an "Loan Event of Default" hereunder (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

     Section 6.02. Remedies. During the continuance of any Loan Event of
Default:

     (a) if such event is an Event of Default specified in Section 6.01(h) or
(i) of the Participation Agreement, the Notes hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall become due and payable upon the earlier of (i) notice to the Trustee and the Company pursuant to the Participation Agreement and (ii) operation of Law;

     (b) if such event is any other Event of Default under the Participation Agreement, the Majority Note Holders may, by notice to the Trustee, subject to the provisions of Sections 6.02(g) and 6.03 of the Participation Agreement, declare all of the Notes hereunder (with accrued interest thereon) and all other amounts owing with respect to the Notes under this Agreement to be due and payable forthwith, whereupon all Notes shall immediately become due and payable;

     (c) at any time thereafter so long as any Loan Event of Default shall be continuing, the Agent shall, subject to the provisions of Sections 6.02(g) and
6.03 of the Participation Agreement, upon the written instructions of the Majority Note Holders exercise any or all of the rights and powers and pursue any and all remedies available to it hereunder and under the Participation Agreement and the other Operative Documents and shall have any and all rights and remedies available under the UCC or any provision of law; and

     (d) notwithstanding the foregoing provisions, the Agent shall not have the right to exercise any of its rights or remedies under this Section 6.02 against the Trustee unless the Age nt shall also exercise a remedy under the Participation Agreement.

Except as expressly provided above in this Article VI, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

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                                                                  Loan Agreement
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     Section 6.03. Power of Attorney. The Trustee hereby irrevocably appoints the Agent as its true and lawful attorney-in-fact (and not agent-in-fact), with the power of substitution. Such power shall be exercisable only upon the occurrence and continuance of a Loan Event of Default hereunder.

                                   ARTICLE VII
                            TRUSTEE REPLACEMENT EVENT

     Section 7.01. Trustee Replacement Event. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a Trustee Replacement Event ("Trustee Replacement Event"):

     (a) the Trust shall default in the due performance or observance by it of any term, covenant or agreement contained in this Agreement or the Notes, and such default shall have continued unremedied for a period of at least forty-five
(45) days after the Trustee's receipt of notice thereof from the Agent; provided, however, that if such failure is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such forty-five (45) day period but such diligent efforts shall be properly commenced within the cure period and the Trustee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure such failure; or

     (b) any representation, warranty or statement made by the Trustee herein or in any other Operative Document, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made, and such misrepresentation or breach of warranty shall remain unremedied for a period of at least thirty (30) days after notice to the Trustee from the Agent; or

     (c) the Trust or the Trustee shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Trust or the Trustee and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Trust or the Trustee and is not removed within sixty (60) days; or the Trust or the Trustee commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Trust or the Trustee or there is commenced against the Trust or the Trustee any such proceeding which remains undismissed for a period of sixty (60) days; or the Trust or the Trustee is adjudicated insolvent or bankrupt, which adjudication is not withdrawn or

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reversed within sixty (60) days; or any order of relief or other order approving any such case or proceeding is entered which order is not withdrawn or reversed within sixty (60) days; or the Trust or the Trustee suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or the Trust or the Trustee makes a general assignment for the benefit of creditors; or any action is taken by the Trust or the Trustee for the purpose of effecting any of the foregoing and in the case of any of the foregoing, there is a delay or disruption whether prior to or following the expiration of any of the foregoing time periods of any amounts payable to the Note Holders or the Agent under this Agreement or any of the other Operative Documents.

     Section 7.02. Right to Replace Trustee. Upon the occurrence of any Trustee Replacement Event, the Agent, with the consent of the Majority Note Holders and (so long as no Event of Default under the Participation Agreement exists and the Agent is not pursuing remedies against the Lessee by virtue thereof) the Company, shall have the right to remove the Trustee and replace such Trustee; provided, however, that any successor Trustee shall satisfy the requirements of
Section 4.10 of the Trust Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.01. Amendments, Etc. No amendment, waiver, modification or supplement of any provision of this Agreement, nor consent to any departure by the Trustee therefrom, shall in any event be effective unless the same shall be in writing and otherwise in accordance with Section 9.04 of the Participation Agreement.

     Section 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be given in the manner and at the addresses provided in the Participation Agreement.

     Section 8.03. No Waiver; Remedies. No failure on the part of the Note Holders or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 8.04. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     Section 8.05. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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                                                                  Loan Agreement
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     Section 8.06. Interest. The provisions set forth in Section 9.17 of the
Participation Agreement shall apply hereto as if fully set forth herein.










                                        9
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                        SIGNATURE PAGE TO LOAN AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   WELLS FARGO BANK NORTHWEST, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust


                                   By: _________________________________
                                       Name:
                                       Title:

                        SIGNATURE PAGE TO LOAN AGREEMENT

                                   CITICORP USA, INC.,
                                   as Note Holder

                                   By: _________________________________
                                       Name:
                                       Title:


                                   THE CHASE MANHATTAN BANK,
                                   as Note Holder

                                   By: _________________________________
                                       Name:
                                       Title:


                                   CREDIT SUISSE FIRST BOSTON,
                                   as Note Holder

                                   By: _________________________________
                                       Name:
                                       Title:

                                   FLEET RETAIL FINANCE INC.,
                                   as Note Holder

                                   By: _________________________________
                                       Name:
                                       Title:

                        SIGNATURE PAGE TO LOAN AGREEMENT

                                   CITICORP USA, INC.,
                                   as Agent

                                   By: _________________________________
                                       Name:
                                       Title:

                                                               Schedule I to the
                                                                  Loan Agreement
                                                    Proprietary and Confidential

                                   SCHEDULE I

                                  Note Holders:


                               Citicorp USA, Inc.
                            The Chase Manhattan Bank
                           Credit Suisse First Boston
                            Fleet Retail Finance Inc.

                                                                       Exhibit A
                                                                  Loan Agreement
                                                    Proprietary and Confidential

                                    EXHIBIT A

                                (Form of A-Note)


                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
                  SECURITIES OR "BLUE SKY" LAW, AND MAY NOT BE
                    TRANSFERRED, SOLD OR OFFERED FOR SALE IN
                          VIOLATION OF SUCH ACT OR LAWS

                                     A-NOTE

                                                                  No. __________

     WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust (the "Trustee"), hereby promises to pay to ___________ or registered assigns (the "Note Holder"), on the Maturity Date (as defined in the Loan Agreement, as defined below), and as hereinafter provided, the principal sum of [___________] ($__________) and to pay interest on the then outstanding unpaid principal amount hereof from the date hereof to maturity (whether at the Maturity Date, by acceleration or otherwise) at the Applicable Rate, and to pay interest on any overdue principal and interest, at the Default Rate, in each case computed on the basis of a 360-day year, for the actual number of days elapsed except as otherwise provided in Article V of the Participation Agreement dated as of June 27, 2001 (the "Participation Agreement") among Rite Aid Realty Corp., the Trustee, Rite Aid Corporation, the Note Holders, the Certificate Holders, and Citicorp USA, Inc., as Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Appendix A to the Participation Agreement. Interest accrued and unpaid on this Note shall be payable on each Payment Date in the manner set forth in the Participation Agreement, including the Maturity Date; provided, however, that interest payable at the Default Rate shall be payable on demand.

     This Note is subject to prepayment in the manner, to the extent, under the circumstances and at the price provided for in the Participation Agreement. Reference is also made to the Participation Agreement regarding certain additional amounts that may be due hereunder.

     All advances and repayments of the principal hereof shall be recorded by the Note Holder, and, prior to any transfer hereof, endorsed by the Note Holder, on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, or on such other schedule as shall be in accordance with the Note Holder's then applicable procedures, which schedule shall be attached hereto and made a part hereof; provided, however, that the failure of the Note Holder to make such notation or any error in such notation shall not affect the obligations of the Trustee under this Note, the Loan Agreement or any other Operative Document.

                                                                       Exhibit A
                                                                  Loan Agreement
                                                    Proprietary and Confidential

     Upon the occurrence and during the continuance of an Event of Default, the principal hereof and the interest accrued and unpaid hereon may be declared to be due and payable forthwith as provided in the Participation Agreement.

     This Note is one of the "A-Notes" issued and to be issued under the Loan Agreement, dated as of June 27, 2001 (the "Loan Agreement"), among the Trustee, the Note Holders party thereto and Citicorp USA, Inc., as Agent. The A-Notes are to be secured by the Collateral to the extent provided in the Participation Agreement. Reference is hereby made to the Participation Agreement and the Security Documents for the provisions upon which the A-Notes are to be secured, and the rights of the Holders of the A-Notes. The provisions of the Loan Agreement and the rights of the Holders of the A-Notes may be changed and modified to the extent permitted by and as provided in the Loan Agreement.

     Prior to due presentment of this Note for registration of transfer, the Agent may deem and treat the Person in whose name this Note is registered on the Record as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payment and for all other purposes, and the Agent shall not be affected by any notice to the contrary. In accordance with the provisions of the Participation Agreement, the transfer of this Note must be registered by the Agent.

     No provision of this Note or of the Loan Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable Law. Reference is made to the Participation Agreement for provisions for interest rate and computations in the event that the otherwise agreed rate is at any time limited by applicable Law.

     THE A-NOTES ARE PAYABLE ONLY FROM THE COLLATERAL IN ACCORDANCE WITH ARTICLES VI AND VII OF THE PARTICIPATION AGREEMENT. PURSUANT TO SECTION 2.10 OF THE LOAN AGREEMENT, THE TRUSTEE SHALL NOT BE PERSONALLY LIABLE FOR THE PAYMENT OF ANY AMOUNTS DUE UNDER THE A-NOTES.

     THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     By acceptance of this Note the Holder hereof expressly acknowledges the terms and provisions of the Loan Agreement and the Participation Agreement, and shall be subject to and shall have the right to enforce such terms and provisions as if they were expressly stated herein.

                                                                       Exhibit A
                                                                  Loan Agreement
                                                    Proprietary and Confidential

     IN WITNESS WHEREOF, the Trustee has caused this Note to be duly executed by its duly authorized officer.

Dated: June 27, 2001

                             WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee, of RAC Distribution Statutory Trust

                             By: _________________________________
                                 Name:
                                 Title:

                                                                       Exhibit A
                                                                  Loan Agreement
                                                    Proprietary and Confidential

                          ADVANCE AND PAYMENT SCHEDULE

                             Amount of        Unpaid
             Amount of       Principal       Principal       Notation
  Date        Advance         Repaid          Balance        Made By
--------     ---------       ---------       ---------       --------

                                                                       Exhibit B
                                                                  Loan Agreement
                                                    Proprietary and Confidential

                                    EXHIBIT B

                                (Form of B-Note)

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
                  SECURITIES OR "BLUE SKY" LAW, AND MAY NOT BE
                    TRANSFERRED, SOLD OR OFFERED FOR SALE IN
                          VIOLATION OF SUCH ACT OR LAWS

                                     B-NOTE

                                                                  No. __________

     WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust (the "Trustee") hereby promises to pay to _______ or registered assigns (the "Note Holder"), on the Maturity Date (as defined in the Loan Agreement, as defined below), and as hereinafter provided, the principal sum of [____________] ($____________) and to pay interest on the then outstanding unpaid principal amount hereof from the date hereof to maturity (whether at the Maturity Date, by acceleration or otherwise) at the Applicable Rate, and to pay interest on any overdue principal and interest, at the Default Rate, in each case computed on the basis of a 360-day year, for the actual number of days elapsed except as otherwise provided in Article V of the Participation Agreement dated as of June 27, 2001 (the "Participation Agreement") among Rite Aid Realty Corp., Rite Aid Corporation, the Trustee, the Note Holders, the Certificate Holders, and Citicorp USA, Inc., as Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Appendix A to the Participation Agreement. Interest accrued and unpaid on this Note shall be payable on each Payment Date in the manner set forth in the Participation Agreement, including the Maturity Date; provided, however, that interest payable at the Default Rate shall be payable on demand.

     This Note is subject to prepayment in the manner, to the extent, under the circumstances and at the price provided for in the Participation Agreement. Reference is also made to the Participation Agreement regarding certain additional amounts that may be due hereunder.

     All advances and repayments of the principal hereof shall be recorded by the Note Holder, and, prior to any transfer hereof, endorsed by the Note Holder, on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, or on such other schedule as shall be in accordance with the Note Holder's then applicable procedures which schedule shall be attached hereto and made a part hereof; provided, however, that the failure of the Note Holder to make such notation or

                                                                       Exhibit B
                                                                  Loan Agreement
                                                    Proprietary and Confidential

any error in such notation shall not affect the obligations of the Trustee under this Note, the Loan Agreement or any other Operative Document.

     Upon the occurrence and during the continuance of an Event of Default, the principal hereof and the interest accrued and unpaid hereon may be declared to be due and payable forthwith as provided in the Participation Agreement.

     This Note is one of the "B-Notes" issued and to be issued under the Loan Agreement, dated as of June 27, 2001 (the "Loan Agreement"), among the Trustee, the Note Holders party thereto and Citicorp USA, Inc., as Agent. The B-Notes are to be secured by the Collateral. Reference is hereby made to the Participation Agreement and the Security Documents for the provisions upon which the B-Notes are to be secured, and the rights of the Holders of the B-Notes. The provisions of the Loan Agreement and the rights of the Holders of the B-Notes may be changed and modified to the extent permitted by and as provided in the Loan Agreement.

     Prior to due presentment of this Note for registration of transfer, the Agent may deem and treat the Person in whose name this Note is registered on the Record as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payment and for all other purposes, and the Agent shall not be affected by any notice to the contrary. In accordance with the provisions of the Participation Agreement, the transfer of this Note must be registered by the Agent.

     No provision of this Note or of the Loan Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable Law. Reference is made to the Participation Agreement for provisions for interest rate and computations in the event that the otherwise agreed rate is at any time limited by applicable Law.

     THE B-NOTES ARE PAYABLE ONLY FROM THE COLLATERAL IN ACCORDANCE WITH ARTICLES VI AND VII OF THE PARTICIPATION AGREEMENT. PURSUANT TO SECTION 2.10 OF THE LOAN AGREEMENT, THE TRUSTEE SHALL NOT BE PERSONALLY LIABLE FOR THE PAYMENT OF ANY AMOUNTS DUE UNDER THE B-NOTES.

     THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     By acceptance of this Note the Holder hereof expressly acknowledges the terms and provisions of the Loan Agreement and the Participation Agreement, and shall be subject to and shall have the right to enforce such terms and provisions as if they were expressly stated herein.

                                                                       Exhibit B
                                                                  Loan Agreement
                                                    Proprietary and Confidential

     IN WITNESS WHEREOF, the Trustee has caused this Note to be duly executed by its duly authorized officer.

Dated: June 27, 2001

                             WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee, of RAC Distribution Statutory Trust


                             By: _________________________________
                                 Name:
                                 Title:

                                                                       Exhibit B
                                                                  Loan Agreement
                                                    Proprietary and Confidential



                          ADVANCE AND PAYMENT SCHEDULE

                             Amount of        Unpaid
             Amount of       Principal       Principal       Notation
  Date        Advance         Repaid          Balance        Made By
--------     ---------       ---------       ---------       --------